Exhibit 32.1

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kansas City Southern (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael R. Haverty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Michael R. Haverty
Michael R. Haverty
Chairman and Chief Executive Officer

October 29, 2009

A signed original of this written statement required by Section 906 has been provided to Kansas City Southern and will be retained by Kansas City Southern and furnished to the Securities and Exchange Commission or its staff upon request.